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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                              ___________________

                                    FORM 8-K

                                 CURRENT REPORT
               Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                              ___________________

                                 MARCH 6, 1998
                                (Date of Report)

                           SMITH INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


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
    DELAWARE                                1-8514                                95-3822631
(State or other                           (Commission                          (I.R.S. Employer
jurisdiction of                          File Number)                        Identification No.)
 incorporation)
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                               16740 HARDY STREET
                                 P.O. BOX 60068
                              HOUSTON, TEXAS 77205
           (Address of principal executive offices) (Zip Code)

                                 (281) 443-3370
                        (Registrant's telephone number,
                              including area code)

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report)
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         ITEM 5.          OTHER EVENTS

         On February 2, 1998, the Registrant announced its fourth quarter and 12-month earnings for the year ended December 31, 1997 and related matters. Such matters are described in the press release attached hereto as Exhibit 99.1.

         ITEM 7.          FINANCIAL STATEMENTS AND EXHIBITS

         (a) - (b) No financial statements are filed with this report.

         (c)     Exhibits.

               99.1 Press Release issued by Registrant dated February 2, 1998 announcing its fourth quarter and 12-month earnings for the year ended December 31, 1997 and related matters.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                SMITH INTERNATIONAL, INC.
                                (Registrant)



Dated: March 6, 1998            By: /S/ NEAL S. SUTTON
                                   ---------------------------------------------
                                        Neal S. Sutton,
                                        Senior Vice President - Administration,
                                        General Counsel and Secretary
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                                 EXHIBIT INDEX

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  Exhibit                                                                                    Sequential
  Page No.                                    Description                                     Page No.
-----------                                   -----------                                   ------------
    99.1         Press Release issued by Registrant dated February 2, 1998 announcing             1
                 its fourth quarter and 12-month earnings for the year ended December
                 31, 1997 and related matters.
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